UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	November 30, 2020
(Date of earliest event reported)	November 30, 2020

ONE Gas, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-36108	46-3561936
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 East Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 947-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	OGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01		Regulation FD Disclosure

On November 30, 2020, we announced we will be participating in the Mizuho Virtual U.S. Utility Summit on Tuesday, December 1, 2020. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

The materials utilized at the conference are accessible on the ONE Gas website, www.onegas.com/investors/events-and-presentations, and a copy is attached as Exhibit 99.2 and is incorporated herein by reference.

The information disclosed in this Item 7.01, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number		Description

99.1		News release issued by ONE Gas, Inc. dated November 30, 2020.

99.2		Investor presentation issued by ONE Gas, Inc. on November 30, 2020.

104		Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONE Gas, Inc.

Date:	November 30, 2020	By:	/s/ Caron A. Lawhorn
Caron A. Lawhorn Senior Vice President and Chief Financial Officer

3